Other financial liabilities designated at fair value (Detail) - USD ($) $ in Millions	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Entity [Table]
Financial liabilities related to unit-linked investment contracts	$ 14,503	$ 18,661	$ 21,466
Securities financing transactions	12,026	9,388	6,377
Over-the-counter debt instruments	2,036	2,269	2,128
Funding from UBS Group AG	1,807	2,049	2,340
Other	0	8	103
Total other financial liabilities designated at fair value	$ 30,373	$ 32,374	$ 32,414